Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2003 of Docent, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil J. Laird, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NEIL J. LAIRD

Neil J. Laird Senior Vice President and Chief Financial Officer Date: March 16, 2004

A signed original of this written statement required by Section 906 has been provided to Docent, Inc. and will be retained by Docent, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.